UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: March 14, 1997
                (Date of earliest event reported: March 12, 1997)

                         Commission File Number: 0-26082



                                  VIDAMED, INC.
             (Exact name of Registrant as specified in its charter)



                Delaware                                       77-0314454
---------------------------------------                  -----------------------
(State of incorporation or organization)                 (IRS Employer I.D. No.)


           1380 Willow Road, Suite 101, Menlo Park, California 95025
           ---------------------------------------------------------
                    (Address of principal executive offices)

                                 (415) 328-8781
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         In February 1997, VidaMed, Inc. (the "Company") entered into an equity financing arrangement with a European investment bank under which the Company may, at its option, sell to such investment bank up to $10.0 million of VidaMed Common Stock in increments of up to $2.5 million. The Common Stock will be priced at a 10% discount to the current market price at the time of sale, subject to adjustment based on a formula linked to the market price of the Company's Common Stock during the twenty-one (21) trading days following each sale. Concurrent with each stock issuance, the Company will issue to the investment bank Warrants to purchase one share of Common Stock for each 10 shares of Common Stock so purchased. The exercise price for such Warrants will be equal to the adjusted purchase price for the Common Stock multiplied by 1/0.9, with the resulting product multiplied by 1.25. Such warrants will have a term of three years from the date of issuance. In connection with this arrangement, the Company paid such European investment bank a commitment fee of $100,000.

         On March 12, 1997, the Company sold 286,123 shares of Common Stock and warrants to purchase 28,613 shares of Common Stock, which represent the initial issuances of securities by the Company under the above-referenced equity financing arrangement.

         The Company has not entered into any underwriting arrangements with respect to the shares of Common Stock or Warrants.

         The Common Stock is quoted on the Nasdaq National Market under the symbol VIDA. The Warrants are not quoted or listed on any securities exchange or market, and the Company does not intend to apply for listing of the Warrants on any securities exchange or market. Accordingly, no public market exists for the Warrants and it is not expected that any such market will exist in the future.

         The Common Stock and Common Stock Warrants were offered under a shelf registration statement declared effective by the Securities and Exchange Commission on February 3, 1997.

Item 7.  Financial Statements and Exhibits.

Exhibit No.                 Description
-----------    -----------------------------------------------------------------

   4.1 Investment Agreement, dated as of February 4, 1997, between VidaMed, Inc. and MeesPierson Clearing Services B.V.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VIDAMED, INC.


Date:  March 14, 1997                 By: /s/ JAMES A. HEISCH
                                          --------------------------------------
                                          James A. Heisch,
                                          President, Chief Executive Officer and
                                          Chief Financial Officer

                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED MARCH 13, 1997


Exhibit No.                 Description
-----------    -----------------------------------------------------------------

   4.1 Investment Agreement, dated as of February 4, 1997, between VidaMed, Inc. and MeesPierson Clearing Services B.V.


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